EXHIBIT 8

Company	Country of Incorporation
The following entities are wholly owned unless otherwise stated.

THE NEWS CORPORATION LIMITED #	Aust
A.C.N. 000 024 028 Pty. Limited	Aust
A.C.N. 105 222 026 Pty. Limited	Aust
A.C.N. 105 222 035 Pty Limited	Aust
A.C.N. 105 222 044 Pty Limited	Aust
A.N. Investments Pty. Limited #	Aust
Access Securities Pty. Limited #	Aust
Adelaide Rams Pty. Limited	Aust
Advertiser Newspapers Limited #	Aust
Advertiser-News Weekend Publishing Company Pty. Limited #	Aust
AH SO Pty. Limited	Aust
Allied Press Pty. Limited**	PNG
ALW Pty. Limited #	Aust
Asia Productions Limited	Mauritius
Australian Indoor Tennis Championships Pty. Limited	Aust
Australian News Network Pty. Limited #	Aust
Ayr Newspapers Pty. Limited #	Aust
B.B.A.C. Pty. Limited #	Aust
BB Sports Pty. Limited #	Aust
Binni Pty. Limited #	Aust
Bookcraft Printing Pty. Limited	Aust
Cable Media Investment Pty. Limited	Aust
Careerone Pty. Limited	Aust
Careerone Services Pty. Limited	Aust
Carlholt Pty Limited	Aust
Central Coast Publications Pty. Limited #	Aust
Chesterland Pty Limited	Aust
Control Investments Pty. Limited #	Aust
Cowboys Rugby League Football Limited	Aust
Cumberland Printers Pty. Limited #	Aust
Davies Brothers Limited #	Aust
Daventchell Pty Limited	Aust
EP Securities Pty. Limited	Aust
F.T.H. Properties Limited**	Fiji
Festival Allied International Trading House Pty. Limited #	Aust
Festival Music Pty. Limited #	Aust
Festival Records (NZ) Ltd**	NZ
Festival Records Pty. Limited #	Aust
Fiji Times Limited**	Fiji
Flying Nun Records (Australia) Pty. Limited #	Aust
Flying Nun Records Limited**	NZ
GoFish Online Services Pty. Limited	Aust
HWT (N.S.W.) Pty. Limited #	Aust
Larrikin Entertainment Pty. Limited	Aust
Leader Associated Newspapers Pty. Limited #	Aust
Leader Media Group Pty. Limited #	Aust
Leteno Pty. Limited	Aust
Lisrich Pty. Limited #	Aust
Lower Burdekin Newspaper Company Pty. Limited #	Aust
Melodian Records Pty. Limited #	Aust
Messenger Press Pty. Limited #	Aust
Mirror Newspapers Limited #	Aust
Mushroom Assets Pty. Limited #	Aust
Mushroom Distribution Services Pty. Limited #	Aust
Mushroom Multi Media Pty. Limited #	Aust
Mushroom Records International B.V. Netherlands	Netherlands
Mushroom Records Pty. Limited #	Aust
N.Q.N. Investments Pty. Limited #	Aust
National Rugby League Investments Pty. Limited	Aust
Nationwide News Pty. Limited #	Aust
Nationwide Newspapers Pty. Limited #	Aust
News Broadcasting Australia Pty. Limited	Aust

EXHIBIT 8

Company	Country of Incorporation
News Classifieds Network (NCN) Pty. Limited #	Aust
News Data Security Products Limited	Hong Kong
News Finance (HK) Limited	Hong Kong
News Finance Pty	Aust
News Group Holdings Pty. Limited #	Aust
News Holdings (NZ) Limited**	NZ
News Interactive Pty. Limited #	Aust
News Limited #	Aust
News Magazines Pty. Limited	Aust
News NT Investments Limited #	Aust
News Pay TV Pty. Limited	Aust
News Printing Limited	Hong Kong
News Publishers Holding Pty Limited	Aust
News Sports Programming Pty. Limited #	Aust
News TV Magazines Pty. Limited	Aust
News U.S. Holdings Pty. Limited #	Aust
Newscorp Music Pty. Limited #	Aust
Newscorp Overseas Limited	Cayman Islands
Pacific Publications (Fiji) Limited**	Fiji
Perth Print Pty. Limited #	Aust
Picture This Records Pty. Limited #	Aust
Radmar Pty. Limited #	Aust
Reef League Pty. Limited	Aust
Rosella Music Pty. Limited	Aust
Rugby International Pty. Limited #	Aust
SmartSource Marketing Pty. Limited	Aust
Sparad (No 9) Pty. Limited #	Aust
Sports Online Pty. Limited #	Aust
SRC Holdings Limited	Cayman Islands
Standard Newspapers Limited #	Aust
Star China Investment (No. 1) Limited	BVI
Super League Pty. Limited	Aust
Tejeku Pty. Limited #	Aust
Terrace Investments Pty. Limited #	Aust
The Herald and Weekly Times Limited #	Aust
The North Queensland Newspaper Company Limited #	Aust
The Sydney Suburban Newspaper Company Pty. Limited #	Aust
T-Net Online Pty. Limited #	Aust
United Media Pty. Limited #	Aust
Wespre Limited #	Aust
Winston Investments Pty. Limited	Aust
NEWSCORP INVESTMENTS LIMITED	UK
Admacroft Limited	UK
Applied Decision Systems Limited	UK
Broadsystem Limited	UK
Broadsystem Ventures Limited	UK
Canterpath Investments Limited	UK
Canterpath Limited	UK
Centrecore Limited	UK
Convoys (London Wharves) Limited	UK
Convoys Limited	UK
Convoys Pension Trustees Limited	UK
Convoys Transport Limited	UK
CRAIB Limited	Ireland
Crescent Wharves Limited	UK
Delphi Internet Limited	UK
Deptford Cargo Handling Services Limited	UK
Eric Bemrose Limited	UK
Eric Bemrose Staff Pension Trustees Limited	UK
Eric Bemrose Works Pension Trustees Limited	UK
Festival Records International Limited	UK
Fiori Limited	UK
Firedup.com Limited	UK
HDM Worboys Limited	UK

EXHIBIT 8

Company	Country of Incorporation
Homeground Marketing Limited	UK
Integrated Solutions Development Limited	UK
KIP Limited	UK
Learnfree Limited	UK
Lyntress Limited	UK
Media Debt Collections Limited	UK
Murdoch Magazines (UK) Limited	UK
News (UK) Limited	UK
News 2026 Limited	UK
News Collins Holdings Limited	UK
News Collins Limited	UK
News Corp Europe Limited	UK
News Corp Europe S.r.l.	Italy
News Corp Europe d.o.o	Croatia
Newscorp Investment Partnership	Aust
News German Television Holdings GmbH	Germany
News Group Newspapers Limited	UK
News International Advertisements Limited	UK
News International Advertisements (Ireland) Limited	UK
News International Associated Services Limited	UK
News International Distribution Limited	UK
News International Holdings Limited	UK
News International Newspapers (Knowsley) Limited	UK
News International Newspapers (Scotland) Limited	UK
News International Newspapers (Ireland) Ltd	UK
News International Newspapers Limited	UK
News International Pension Trustees Limited	UK
News International Limited	UK
News International Supply Company Limited	UK
News International Television Investment Company	UK
News International Television Limited	UK
News Japan Programming Services Limited	UK
News Magazines Holdings Limited	UK
News Magazines Operations Pty. Limited	Aust
News NCH	UK
News Network Holdings Limited	UK
News Network Limited	UK
News Notes Limited	UK
News of the World Limited	UK
News Omnimedia Limited	UK
News Outdoor Limited	UK
News Promotions Limited	UK
News Property One Limited	UK
News Property Two Limited	UK
News Property Three Limited	UK
News Publishers Limited	Bermuda
News Retail Services Limited	UK
News Securities B.V.	Netherlands
News Securitie B.V.	Netherlands
News Netherlands B.V.	Netherlands
News Television Japan	UK
News Television Limited	UK
News Times Holdings Limited	UK
News UK Nominees Limited	UK
Newscorp Netherlands Antilles N.V.	Netherlands Antilles
Newscorp Preference Limited	Cayman Islands
NGN Editorial Pension Trustees Limited	UK
NGN Executive Pension Trustees Limited	UK
NGN Staff Pension Plan Trustees Limited	UK
NI Radio Limited	UK
NI Syndication Limited	UK
Nursery World Limited	UK
Ordinto Investments	UK
Radio Productions London Ltd	UK
Salcombe Securities Limited	UK
Satellite Marketing and Advertising Limited	UK

EXHIBIT 8

Company	Country of Incorporation
Sky Channel Limited	UK
The Sun Limited	UK
The Sunday Times Limited	UK
The Times Educational Supplement Limited	UK
The Times Higher Educational Supplement Limited	UK
The Times Limited	UK
The Times Literary Supplement Limited	UK
The Times Network Systems Limited	UK
The Times Pension Trusts Limited	UK
Times Crosswords Limited	UK
Times Newspapers Holdings Limited	UK
Times Newspapers Limited	UK
Times Newspapers Production Company Limited	UK
TNL Pension Trustees Limited	UK
Tower Trustees Limited	UK
TSL Education Limited	UK
Virginia Three Limited	UK
Virginia Two Limited	UK
Welling Storage Limited	UK
Worldwide Learning Limited	UK
HARPERCOLLINS PUBLISHERS INC.	USA
Editora Harper & Row de Brazil Ltda.	Brazil
Editora Vida Ltda.	Brazil
The Zondervan Corporation	USA
Vida Publishers, Inc.	USA
Zondervan (republica Dominicana) S.A	Dominican Republic
Zondervan International, Inc.	USVI
HARPERCOLLINS (UK)	UK
Collins Bartholomew Limited	UK
Collins Desktop Publishing Limited	NZ
Dolphin Bookclub Limited	UK
Dovcom Nominees Pty. Limited	Aust
Fourth Estate Limited	UK
George Allen & Unwin (Publ) Limited	UK
Harper Kids Pty Ltd	Aust
Harper Educational (Australia) Pty. Limited	Aust
HarperCollins Canada Limited	Canada
HarperCollins Investments (UK) Limited	UK
HarperCollins Publishers (Australia) Pty. Limited	Aust
HarperCollins Publishers (New Zealand) Limited	NZ
HarperCollins Publishers Limited	UK
HarperCollins Publishers Pensions Trustee Co. Limited	UK
HarperCollins Publishers Pty Limited	Aust
Marshall Pickering Holdings Limited	UK
Pollokshields Printing Services Limited	UK
Thorsons Publishers Limited	UK
Thorsons Publishing Group Limited	UK
Times Books Group Limited	UK
Times Books Limited	UK
Unwin Hyman Limited	UK
William Collins Holdings Limited	UK
William Collins International Limited	UK
William Collins Sons & Company Limited	UK
NEWS PUBLISHING AUSTRALIA LIMITED	USA
21st Century Holdings Limited	Hong Kong
All Satellite T.V. Equipment Company Ltd	Hong Kong
All Satellite Broadcasting Company Limited	BVI
Anurak Investments Ltd	Mauritius
ASkyB Holdings, Inc.	USA
Acetic Investments Ltd	Mauritius
Asian Broadcasting FZE	UAE
Asian Cable Systems Private Limited	Mauritius
Asian Music Corporation Limited	BVI

EXHIBIT 8

Company	Country of Incorporation
Austair, Inc.	USA
BAHU Taiwan Co., Ltd	Taiwan
Best Alliance Profits Limited	BVI
Balkan News Corporation EAD	Bulgaria
Broadsystem Incorporated	USA
BSkyB Holdco, Inc.	USA
Buzzer Investments Ltd	Mauritius
Cable Technology Asia Corporation	Philippines
Channel V Music Networks Limited Partnership	Hong Kong
Channel [V] Netherlands No 1 B.V.	Netherlands
Channel [V] Netherlands No 2 B V.	Netherlands
Crombie International Ltd	Mauritius
Digital Star Company Limited	Cayman Islands
Dimples Investments Limited	BVI
DLO Corporation	USA
Eastrise Profits Limited	BVI
Edgecliff Investments Ltd	Mauritius
EFL Licensing, Inc.	USA
epartners Limited	USA
Evergreen Trading Co, Inc.	USA
FEG Holdings, Inc.	USA
Festival Books and Associates Limited**	Hong Kong
Fieldmouse Production, Inc.	USA
Fortune Star Entertainment (HK) Limited	Hong Kong
Fortune Star Entertainment (UK) Limited	UK
Fortune Star Entertainment Limited	BVI
Fox Acquisition Sub, Inc.	USA
Fox, Inc.	USA
Fox Studios East, Inc.	USA
Fox TV 10 Holdings, Inc.	USA
Fruition Goal Limited	BVI
Genuine Internet, Inc.	USA
Global Cricket Corporation Pte Ltd	Singapore
GMH Merger Sub, Inc.	USA
Greenwich Investments Ltd	Hong Kong
Heiko, LLC	USA
Heritage Broadcasting Group, Inc.	USA
Heritage GP, Inc.	USA
Heritage Media Corporation	USA
Heritage Media Management, Inc.	USA
Heritage Media Services, Inc.	USA
HMI Broadcasting Corporation	USA
Hong Kong DTV Company Limited	Hong Kong
Indian Region Broadcasting Limited	Hong Kong
International Global Networks B.V.	Netherlands
Invicom Limited	Ireland
KIHT, Inc.	USA
Kushmore Profits Limited	BVI
Livewire Programme & Trading Co. Private Limited**	India
LJL Corp.	USA
LTVGIA Holdco, Inc.	USA
LUVSG Holdco, Inc.	USA
Mandarin-Media Assets Limited	BVI
Maximum Marks Limited	Hong Kong
Media Assets (Cayman) Limited	Cayman Islands
Media Consultancy YH	Korea
Moonglow International Limited	BVI
Mulberry Investments Ltd	Mauritius
Murdoch Publications, Inc.	USA
NAHI Real Estate Corporation	USA
NAI Australian Finance Sub I, Inc.	USA
NAI Australian Finance Sub II, Inc.	USA
NAPI G.P. Corp., Inc.	USA
NAPI/WNS, Inc.	USA
NDS Holdco, Inc.	USA
New Found International Limited	BVI

EXHIBIT 8

Company	Country of Incorporation
News Air, Inc.	USA
News Advertising Sales, Incorporated	USA
News America DTH Leasing, Inc.	USA
News America DTH Techco, Inc.	USA
News America Finance, Inc.	USA
News America Holdings Incorporated	USA
News America Incorporated	USA
News America In-Store, Inc.	USA
News America Magazines, Inc.	USA
News America Marketing FSI, Inc.	USA
News America Marketing In-Store Services, Inc.	USA
News America Marketing Interactive, Inc.	USA
News America Marketing Properties, Inc.	USA
News America Publishing Incorporated	USA
News America Real Estate, Inc.	USA
News Bulgaria, Inc.	USA
News Bulgaria Television, LLC	USA
News Cayman 2000 Limited	Cayman Islands
News Cayman DTH (Mexico) Limited	Cayman Islands
News Cayman DTH Limited	Cayman Islands
News Cayman Holdings Limited	Cayman Islands
News Communications (HK) Limited	Hong Kong
Newscorp Cayman International Limited	Cayman Islands
Newscorp Japan Holdings B.V.	Netherlands
Newscorp Japan Holdings BV Holdco Inc	Netherlands
Newscorp Japan Investments B.V.	Netherlands
News Corporation	USA
News Corporation (China) Limited	Hong Kong
News Digital Media, Inc.	USA
News DTH (Latin America) Investments Limited	Cayman Islands
News DTH (Mexico) Investments Limited	Cayman Islands
News DTH do Brasil Comercios & Paticipacoes	Brazil
News DTH Argentina Holdings, Inc.	USA
News DTH Investment Limited	Cayman Islands
News Group / Times Newspapers U.K., Inc.	USA
News Group Realty Corporation	USA
News In-Flight Network Company	USA
News Investments UK Limited	USA
News Limited of Australia, Inc.	USA
News Marketing Canada Corp.	Canada
News PD Investments (BVI) Limited	BVI
News PLD LLC	USA
News Publishers Investments Pty Limited	Aust
News Regional Sports Holdings Limited	Cayman Islands
News Regional Sports Member Limited	Cayman Islands
News Romania Inc.	USA
News Sports Programming, Inc.	USA
News T Investments, Inc.	USA
News T Magazines, Inc.	USA
News T Operations, Inc.	USA
News Television B.V.	Netherlands
News Television Romania S.r.l.	Romania
News Triangle Finance, Inc.	USA
News TV Romania B.V.	Netherlands
News Yacht Limited	Cayman Islands
NJHBV HoldCo Inc	USA
NYP Holdings, Inc.	USA
NYP Realty Corporation	USA
Omni Holdings, Inc.	USA
Pine Hill Investments Private Ltd	Mauritius
Precision Components Private Limited**	India
Quazar Investments (Mauritius) Limited	Mauritius
Repaca, Inc.	USA
Riddle Investments Ltd	Mauritius
Rugged Limited	Bermuda
SAAS Taiwan Co., Ltd	Taiwan

EXHIBIT 8

Company	Country of Incorporation
San Antonio Film Features, Inc.	USA
Satellite Television Asian Region B.V.	Netherlands
Satellite Television Asian Region Limited	Hong Kong
SESLA, Inc.	USA
SGL Entertainment Limited	BVI
Shining Profits Limited	BVI
Sky Global Holdings, Inc.	USA
Sky Global Holdings LLC	USA
Sky Global Networks, Inc.	USA
Sky Global Operations, Inc.	USA
Sky Global Services, Inc.	USA
Sky Hill Enterprises Limited	Hong Kong
Smart Source Direct, Inc.	USA
Spanish Investments Ltd	Mauritius
Sports Team Analysis and Tracking System of Missouri,Inc.	USA
STARTV ATC Holding Limited	BVI
STARTV.COM (BVI) Limited	Bermuda
STARTV.COM Holdings Limited	Canada
Starvision Hong Kong Limited	Hong Kong
Star (China) Limited	BVI
Star (Middle East) Limited	BVI
Star (Taiwan) Limited	BVI
Star Advertising Sales Limited	UK
Star Alfaro Ltd	Cayman Islands
Star Asian Movies Limited	BVI
Star Baazee Investment Limited	BVI
Star Daroca Ltd	Cayman Islands
Star DTH (No. 1) Co. Ltd	Mauritius
Star EKCS Cable Holding Company Limited	Cayman Islands
Star Encryption Networks Limited	Cayman Islands
Star Group Limited	Cayman Islands
Star India Private Limited	India
Star Indiaproperties Investment Limited	BVI
Star International Movies Limited	BVI
Star Investment Company Limited by shares	Taiwan
Star ISP Ltd	Mauritius
Star Motilla Ltd	Cayman Islands
Star News Broadcasting Limited	BVI
Star Regional (SEA) Pte. Ltd	Singapore
Star Television Advertising Limited	BVI
Star Television Asia Limited	BVI
Star Television Entertainment Limited	BVI
Star Television News Limited	BVI
Star Television Oriental Limited	BVI
Star Television Productions Limited	BVI
Star Television Technical Services Limited	BVI
Star TV (Nominees) Limited	Hong Kong
Star TV Filmed Entertainment (HK) Limited	Hong Kong
Star TV Filmed Entertainment Limited	BVI
STAR US Holdings, Inc.	USA
STAR US Holdings Subsidiary, Inc.	USA
Star Villena Ltd	Cayman Islands
Star Zafra Ltd	Cayman Islands
Success Echo Limited	BVI
Superfair Development Limited	Hong Kong
Supermarket Radio Network, Inc.	USA
SVJ Holding Limited	Mauritius
TENC, Inc.	USA
The Express-News Corporation	USA
The News Corporation Limited Japan	Japan
Touch Tele Content (India) Private Limited	India
TVGH Holdco, Inc.	USA
V Business (Thai) Limited	Thailand
vDotcom (Thailand) Company Limited	Thailand
vDotcom Holdings Limited	Hong Kong

EXHIBIT 8

Company	Country of Incorporation
WGH, Inc.	USA
WIL Music, Inc.	USA
World Printing Company, Inc.	USA
WVAI, Inc.	USA
Yarraton Limited	BVI
Xing Kong Chuan Mei Group Co., Ltd	BVI
SKY ITALIA S.r.I.	Italy
Atena Servizi S.p.A.	Italy
Channel Digitale S.r.I.	Italy
Europa TV S.p.A.	Italy
Gamma Televisiva S.p.A.	Italy
Omega TV S.p.A.	Italy
Prima TV S.p.A.	Italy
Sky News S.r.I.	Italy
Sky TV Italia S.r.I.	Italy
Tele+ S.r.I.	Italy
Telecare S.p.A.	Italy
Telepiu Funding S.A.	Italy
Telepiu S.p.A.	Italy

Company	Country of Incorporation	Percent Ownership
AH WR Pty. Limited	Aust	62.50%
APR City/TVD LLC*	Russia	46.05%
Aurum Media Group	Czech Republic	56.25%
Beijing PDN Xin Ren Information Technology Co. Limited	China	69.60%
Brisbane Broncos Limited	Aust	68.87%
Classic FM VOF	Netherlands	59.17%
Cobuild Limited	UK	75.00%
epartners UK Management Limited	UK	80.00%
eVentures Limited	UK	50.00%
Exclusiv Media S.R.L	Romania	75.00%
Forcewide Limited	Hong Kong	60.00%
Indya.com Portal Private Limited**	India	99.99%
Infosports NRL Pty. Limited	Aust	90.00%
LogoVaz News Corporation LLC	Russia	50.00%
Media Support Services Limited*	BVI	46.05%
Mediwa Investments BV	Netherlands	93.00%
Mercury Outdoor Displays Limited*	BVI	46.05%
Microtrans Limited	UK	80.00%
Multimedia Holdings B.V.	Netherlands	50.00%
Natural History Limited	NZ	80.00%
News Broadcasting Japan Co. Ltd	Japan	80.00%
Newscorp Finance Limited	Cayman Islands	75.00%
News Offset Limited	UK	75.00%
News Out of Home BV	Netherlands	75.00%
News Out of Home GmbH	Austria	75.00%
News Out of Home Limited	UK	75.00%
News Outdoor Hungary Kft	Hungary	75.00%
News Outdoor Russia LLC*	Russia	46.05%
Newsett Limited	UK	50.00%
News Telemedia Europe Limited	UK	70.00%
Outdoor Systems Limited*	BVI	46.05%
Outdoor Systems LLC*	Russia	46.05%
Outdoor Technologies Limited*	BVI	46.05%
Outdoor Technologies LLC*	Russia	46.05%
Post Courier Limited	PNG	62.50%
Primesite Limited*	BVI	46.05%
Primesite LLC*	Russia	46.05%
News Outdoor Czech Republic Sro	Czech Republic	56.25%
Radio Modern LLC	Russia	50.00%
Radio Natsionalnoi Sluzhbi Novostei	Russia	50.00%
Radio Nostalgia LLC	Russia	50.00%
Rekart International Limited*	BVI	46.05%
Rekart Media*	Russia	46.05%

EXHIBIT 8

Company	Country of Incorporation	Percent Ownership
SC2000H sro	Czech Republic	56.25%
Service Reklama LLC*	Russia	46.05%
Sky Radio A/S	Denmark	93.00%
Sky Radio B.V.	Netherlands	93.00%
Sky Radio Evenementen BV	Netherlands	93.00%
Sky Radio Hessen GmbH and Co. KG	Germany	93.00%
Sky Radio Verwaltung GmbH	Germany	93.00%
Sky Radio Limited	UK	93.00%
South Pacific Post Pty. Limited	PNG	62.50%
STAR Group Regional (Thailand) Ltd.	Thailand	73.99%
STAR International Holdings(Thailand) Co., Ltd ***	Thailand	49.00%
STAR-TRAVEL.COM Limited	BVI	88.00%
SBUKV Management Limited	UK	80.00%
Tianjin Golden Mainland Development Company Limited	China	60.00%
Town & City II S.A	Poland	75.00%
Ultra Production LLC	Russia	50.00%
VIJAY Television Private Limited	India	54.93%
FOX ENTERTAINMENT GROUP, INC.	USA	80.58%
3 Laws Pty Ltd	Aust	80.58%
18th Street Productions, Inc	USA	80.58%
19th Holdings Corporation	USA	80.58%
21st Century Fox Film Corporation	USA	80.58%
AHN/FIT Cable, LLC	USA	80.58%
AHN/FIT Holdings, Inc.	USA	80.58%
AHN/FIT Internet, LLC	USA	80.58%
AHN/FIT Ventures, Inc.	USA	80.58%
America’s Prince Productions Ltd	Canada	80.58%
America’s Prince Productions, Inc.	USA	80.58%
Ames Entertainment Ltd.	Canada	80.58%
ARC Holding, Ltd.	USA	80.58%
Auction Media Ventures, LLC	USA	80.58%
Baja Holdings, Inc.	USA	80.58%
Baja Studios, Inc.	USA	80.58%
Bazmark Film Pty. Limited	Aust	80.58%
Because He Can Productions, Inc.	USA	80.58%
BHC International Television, Inc.	USA	80.58%
BHC Network Partner II, Inc.	USA	80.58%
BHC Network Partner III, Inc.	USA	80.58%
BHC Network Partner, Inc.	USA	80.58%
BHC Properties, Inc.	USA	80.58%
Blue Bush Productions, LLC	USA	80.58%
Blue Sky Studios, Inc.	USA	80.58%
BST, S.A. de C.V.	Mexico	80.58%
Cable Network Services, L.L.C.	USA	80.58%
Camp Management Incorporated, S.A.	Dominican Republic	76.55%
Can’t Can’t Productions, Inc.	USA	80.58%
CAN Laws Productions Ltd	Canada	80.58%
Cannell Entertainment, Inc.	USA	80.58%
Cannell Production Services, Inc.	Canada	80.58%
CCI Broadcasting, Inc.	USA	80.58%
CCI Television Productions, Inc.	USA	80.58%
CCI Television, Inc.	USA	80.58%
Centfox Film GmbH	Austria	80.58%
Centfox-Film, GSmbH	Austria	80.58%
Cinemascope Products, Inc.	USA	80.58%
Colony Productions, Ltd.	Canada	80.58%
Cornwall Ventures, LLC	USA	8.53%
Cotton Cage Productions, Inc.	USA	80.58%
Crash, LLC	USA	80.58%
D.A.W. Productions, Inc.	USA	80.58%
DAT Productions, Inc.	USA	80.58%
Day John Died Productions, Inc.	USA	80.58%
Deliberate Intent Productions Ltd.	Canada	80.58%
Deliberate Intent, Inc.	USA	80.58%

EXHIBIT 8

Company	Country of Incorporation	Percent Ownership
Deluxe Laboratories Film Storage, Inc.	USA	80.58%
Died Rich Productions	Canada	80.58%
Digital Leaseholds, Inc.	USA	80.58%
Dodgertown, Inc.	USA	76.55%
Drive-In Cinemas Limited	Kenya	80.58%
ELC Productions Ltd	Canada	80.58%
Elling Productions, Inc.	USA	80.58%
Emmett Street Films, Inc.	USA	80.58%
End of Day Productions, Inc	USA	80.58%
Evergreen Television Production, Inc.	USA	80.58%
F4 Productions, Inc.	USA	80.58%
FA Productions, Inc.	USA	80.58%
FBC Sub, Inc.	USA	80.58%
Fever Pitch Productions, Inc.	USA	80.58%
FF Productions Limited	Canada	80.58%
Final Stretch Productions, Inc.	USA	80.58%
FLAC Worldwide LLC	USA	80.58%
Footsteps Productions Ltd.	Canada	80.58%
Footsteps Productions, Inc.	USA	80.58%
Four Star Entertainment Corp.	USA	80.58%
Four Star International, Inc.	USA	80.58%
Fox Alternative Productions, Inc.	USA	80.58%
Fox Animation Los Angeles, Inc.	USA	80.58%
Fox Animation Studios, Inc.	USA	80.58%
Fox Animation Studios, Inc.	Aust	80.58%
Fox Australia Investments Pty. Limited	Aust	80.58%
Fox Australia Pty. Limited	Aust	80.58%
Fox Baseball Holdings, Inc.	USA	81.05%
Fox Basketball Holdings, LLC	USA	80.58%
Fox Broadcasting Company	USA	80.58%
Fox Broadcasting Sub, Inc.	USA	80.58%
Fox Cable Networks Productions, LLC	USA	80.58%
Fox Cable Network Services, LLC	USA	80.58%
Fox Cable Networks Ventures, Inc.	USA	80.58%
Fox Center Productions, Inc.	USA	80.58%
Fox Channels Venezuela, S.R.L.	Venezuela	80.58%
Fox Circle Productions, Inc.	USA	80.58%
Fox Daytime Prods., Inc.	USA	80.58%
Fox Development Group, Inc.	USA	80.58%
Fox East Productions, Inc.	USA	80.58%
Fox Film ApS	Denmark	80.58%
Fox Film De Cuba S.A.	Cuba	80.58%
Fox Film de la Argentina S.A.	Argentina	80.58%
Fox Film Do Brasil Ltda.	Brazil	80.58%
Fox Film Music Corporation	USA	80.58%
Fox Filmed Entertainment Australia Pty. Limited	Aust	80.58%
Fox Global Holdings, Inc.	USA	80.58%
Fox Hockey Holdings, LLC	USA	80.58%
Fox Home Entertainment Ltd.	UK	80.58%
Fox Home Entertainment Worldwide, LLC	USA	80.58%
Fox Interactive Ltd.	UK	80.58%
Fox Interactive Television, LLC	USA	80.58%
Fox Interactive, Inc.	USA	80.58%
Fox Interamericana S.A.	Mexico	80.58%
Fox International Channels (UK) Limited	UK	80.58%
Fox International Channels (US), Inc.	USA	80.58%
Fox International Channels Espana S.L.	Spain	80.58%
Fox International Channels Italy S.r.L.	Italy	80.58%
Fox International Equity, Inc.	USA	80.58%
Fox International, Inc.	USA	80.58%
Fox Island Productions, Inc.	USA	80.58%
Fox Japan Movie Channels, Inc.	USA	80.58%
Fox Japan Television Programming Services, Inc.	USA	80.58%
Fox Lane Productions, Inc.	USA	80.58%
Fox LAPTV LLC	USA	80.58%
Fox Late Night Productions, Inc.	USA	80.58%

EXHIBIT 8

Company	Country of Incorporation	Percent Ownership
Fox Latin American Channels do Brasil Ltda.	Brazil	80.58%
Fox Latin American Channel, Inc.	USA	80.58%
Fox Latin American Channel SRL	Argentina	80.58%
Fox Lone Star Holdings, LLC	USA	60.03%
Fox Media Services, Inc.	USA	80.58%
Fox Moore Park Pty. Limited	Aust	80.58%
Fox Motion Picture Venture No. 1, Inc.	USA	80.58%
Fox Movie Channel, Inc.	USA	80.58%
Fox Movietonews, Inc.	USA	80.58%
Fox Music, Inc.	USA	80.58%
Fox Net, Inc.	USA	80.58%
Fox News Holdings, Inc.	USA	80.58%
Fox News Network, LLC	USA	80.58%
Fox News Productions, Inc.	USA	80.58%
Fox News Service, Inc.	USA	80.58%
Fox News, Inc.	USA	80.58%
Fox Nitetime Prods., Inc.	USA	80.58%
Fox Optco, LLC	USA	80.58%
Fox Partnership Investment Pty. Limited	Aust	80.58%
Fox Pathe Home Entertainment Limited	UK	80.58%
Fox Pay-Per-View Services, Inc.	USA	80.58%
Fox Production Services Pty. Limited	Aust	80.58%
Fox Professional Services 2, LLC	USA	80.58%
Fox Professional Services 3, LLC	USA	80.58%
Fox Professional Services, LLC	USA	80.58%
Fox Records, Inc.	USA	80.58%
Fox Regional Sports Holdings II, Inc.	USA	80.58%
Fox Regional Sports Holdings, Inc.	USA	80.58%
Fox Regional Sports Member II, Inc.	USA	80.58%
Fox Searchlab, Inc.	USA	80.58%
Fox Searchlight Pictures, Inc.	USA	80.58%
Fox Services, Inc.	USA	80.58%
Fox Software, Inc.	USA	80.58%
Fox Sports Arena, LLC	USA	80.58%
Fox Sports Basketball, LLC	USA	80.58%
Fox Sports CNS, LLC	USA	80.58%
Fox Sports Digital Nets, Inc.	USA	80.58%
Fox Sports Eastern Europe, LLC	USA	80.58%
Fox Sports Hockey, LLC	USA	80.58%
Fox Sports International B.V	Netherlands	80.58%
Fox Sports International Distribution Ltd.	Cayman Islands	80.58%
Fox Sports Israel Distribution LLC	USA	80.58%
Fox Sports Middle East Ltd.	Cayman Islands	80.58%
Fox Sports Net Arizona, LLC	USA	80.58%
Fox Sports Net Bay Area Holdings, LLC	USA	80.58%
Fox Sports Net Canada Holdings, LLC	USA	80.58%
Fox Sports Net Chicago Holdings, LLC	USA	80.58%
Fox Sports Net Detroit, LLC	USA	80.58%
Fox Sports Net Distribution, LLC	USA	80.58%
Fox Sports Net Finance, Inc.	USA	80.58%
Fox Sports Net Financing, Inc.	USA	80.58%
Fox Sports Net National Ad Sales Holdings, LLC	USA	80.58%
Fox Sports Net National Network Holdings, LLC	USA	80.58%
Fox Sports Net North, LLC	USA	80.58%
Fox Sports Net Northwest, LLC	USA	80.58%
Fox Sports Net Pittsburgh, LLC	USA	80.58%
Fox Sports Net Rocky Mountain LLC	USA	80.58%
Fox Sports Net West 2, LLC	USA	80.58%
Fox Sports Net West, LLC	USA	80.58%
Fox Sports Net, Inc.	USA	80.58%
Fox Sports Networks, Inc.	USA	80.58%
Fox Sports Productions, Inc.	USA	80.58%
Fox Sports Regional News, Inc.	USA	80.58%
Fox Sports RPP Holdings, LLC	USA	80.58%
Fox Sports Spanish Channels LLC	USA	80.58%
Fox Sports U.S. Distribution LLC	USA	80.58%

EXHIBIT 8

Company	Country of Incorporation	Percent Ownership
Fox Sports World Middle East, LLC	USA	80.58%
Fox Sports World, LLC	USA	80.58%
Fox Square Productions (Canada), Inc.	USA	80.58%
Fox Square Productions, Inc.	USA	80.58%
Fox Stations Sales, Inc.	USA	80.58%
Fox Studios Australia Pty. Limited	Aust	80.58%
Fox Television Animation, Inc.	USA	80.58%
Fox Television Australia Pty. Limited	Aust	80.58%
Fox Television Group S. de R.L. de C.V.	Mexico	80.58%
Fox Television Holdings, Inc.	USA	80.58%
Fox Television Stations of Birmingham,	USA	80.58%
Fox Television Stations, Inc.	USA	80.58%
Fox Television Studios Productions, Inc.	USA	80.58%
Fox Television Studios, Inc.	USA	80.58%
Fox Transactional TV, Inc.	USA	80.58%
Fox Tunes, Inc.	USA	80.58%
Fox Unit Investment Pty. Limited	Aust	80.58%
Fox Video International Corporation	USA	80.58%
Fox West Pictures, Inc.	USA	80.58%
Fox World Australia Pty. Limited	Aust	80.58%
Fox World Productions, Inc.	USA	80.58%
Fox World UK Limited	UK	80.58%
Fox World Ventures Holland, Inc.	USA	80.58%
Fox Worldwide Telecommunications LLC	USA	80.58%
Fox Worldwide Television LLC	USA	80.58%
Fox Worldwide Theatrical LLC	USA	80.58%
Fox/UTV Holdings, Inc.	USA	80.58%
Foxfilmes Limitada	Portugal	80.58%
Foxlab, Inc.	USA	80.58%
Fox-NGC (International) Holdings, Inc.	USA	80.58%
Fox-NGC (US) Holdings, Inc.	USA	80.58%
FoxStar Productions, Inc.	USA	80.58%
FoxVideo International Distribution, Inc.	USA	80.58%
FoxVideo Ltd.	UK	80.58%
FoxVideo New Zealand Limited	NZ	80.58%
FoxView, Inc.	USA	80.58%
FRSM FX, Inc.	USA	80.58%
FRSM Holdings, Inc.	USA	80.58%
FRT Productions, Inc.	USA	80.58%
FS Australia LLC	USA	80.58%
FSI SPV, Inc.	USA	80.58%
FSN Sunshine Holdings, Inc.	USA	80.58%
FSO Productions, Inc.	USA	80.58%
FTS Boston, Inc.	USA	80.58%
FTS Investments, Inc.	USA	80.58%
FTS North Carolina, Inc.	USA	80.58%
FTS Philadelphia, Inc.	USA	80.58%
Fuel TV, Inc	USA	80.58%
Fury Road Productions Pty. Limited	Aust	80.58%
FWA Productions, Inc.	USA	80.58%
FX Networks, LLC	USA	80.58%
Galaxy Way Finance Company, Inc.	USA	80.58%
Galaxy Way Productions, Inc.	USA	80.58%
Galileo Productions, Inc.	USA	80.58%
GATV Productions, Inc.	USA	80.58%
Geek Productions, Inc.	USA	80.58%
Genesis Video Entertainment, Inc.	USA	80.58%
Georgetown Productions Ltd.	Canada	80.58%
Georgetown Productions, Inc.	USA	80.58%
Giant Bowling Pin Productions, Inc.	USA	80.58%
Glen Avenue Films, Inc.	USA	80.58%
Glimpse of Hell Productions Ltd.	Canada	80.58%
Glimpse of Hell Productions, Inc.	USA	80.58%
Glow Productions Ltd.	Canada	80.58%
Gold Key Entertainment, Inc.	USA	80.58%
Gone Fission, Inc.	USA	80.58%

EXHIBIT 8

Company	Country of Incorporation	Percent Ownership
Good Ghouls, Inc.	USA	80.58%
Greenleaves Productions, Inc.	USA	80.58%
GTH-103, Inc.	USA	80.58%
Guthy-Renker Holding Corporation	USA	80.58%
Harmon Cove Productions, Inc.	USA	80.58%
Harsh Realm US Prodco, Inc.	USA	80.58%
Highgate Pictures, Inc.	USA	80.58%
Highgate Productions, Inc.	USA	80.58%
Hispano FoxFilm S.A.E.	Spain	80.58%
Hot Zone Productions, Inc.	USA	80.58%
HP Integration, Inc.	USA	80.58%
Hurt Bert Productions, Inc.	USA	80.58%
HZ Productions Ltd.	Canada	80.58%
In-Cine Distribuitora Cinematografica, S.L.	Spain	80.58%
International Sports Programming LLC	USA	80.58%
ISP Transponder LLC	USA	80.58%
J&A Productions, Inc.	Canada	80.58%
KCOP Television, Inc.	USA	80.58%
KDFW License, Inc.	USA	80.58%
KDFW Television, Inc.	USA	80.58%
KNSD License, Inc.	USA	80.58%
Kronenberg Chronicles, Inc.	USA	80.58%
KSAZ License, Inc.	USA	80.58%
KSAZ Television, Inc.	USA	80.58%
KTBC License, Inc.	USA	80.58%
KTBC Television, Inc.	USA	80.58%
KTVI License, Inc.	USA	80.58%
KTVI Television, Inc.	USA	80.58%
L.C. Holding Corp.	USA	80.58%
LAPTV A Corporation	USA	80.58%
LAPTV B Corporation	USA	80.58%
Latin America Finance Company, Inc.	Cayman Islands	80.58%
Law Productions Ltd.	Canada	80.58%
Leap Off Productions, Inc.	USA	80.58%
Learning Corporation of America	USA	80.58%
Learning Corporation of America Films, Inc.	USA	80.58%
Les Productions Fox Europa S.A.	France	80.58%
Liberty Productions, Inc.	USA	80.58%
Liberty/Fox Southeast LLC	USA	80.58%
Library Holdings, Inc.	USA	80.58%
Looks At Productions, Inc.	USA	80.58%
Los Angeles Dodgers, Inc.	USA	76.55%
Lunit Productions, Inc.	USA	80.58%
Millennium Canadian Productions East Ltd.	Canada	80.58%
Millennium Canadian Productions Ltd.	Canada	80.58%
Millennium US Prodco, Inc.	USA	80.58%
Mirror Pictures Corporation	USA	80.58%
Monet Lane Prods., Inc.	USA	80.58%
Monty Two, Inc.	USA	80.58%
Mooseport Productions, Inc.	USA	80.58%
Mounty Productions Ltd.	Canada	80.58%
Movietonews, Inc.	USA	80.58%
MVP Video Productions, Inc.	USA	80.58%
NA Property Holdings, Inc.	USA	80.58%
National Studios, Inc.	USA	80.58%
Natural History New Zealand Ltd.	NZ	80.58%
Netherlands Fox Film Corporation B.V.	Netherlands	80.58%
New Dallas Media, Inc.	USA	80.58%
New DMIC, Inc.	USA	80.58%
New Millennium Investors LLC	USA	80.58%
New World Administration	USA	80.58%
New World Animation, Ltd.	USA	80.58%
New World Communications Group Incorporated	USA	80.58%
New World Communications of Atlanta, Inc.	USA	80.58%
New World Communications of Detroit, Inc.	USA	80.58%
New World Communications of Kansas City, Inc.	USA	80.58%

EXHIBIT 8

Company	Country of Incorporation	Percent Ownership
New World Communications of Milwaukee, Inc.	NZ	80.58%
New World Communications of Ohio, Inc.	Netherlands	80.58%
New World Communications of St Louis, Inc.	USA	80.58%
New World Communications of Tampa, Inc.	USA	80.58%
New World Entertainment, Ltd.	USA	80.58%
New World Pictures, Ltd.	USA	80.58%
New World Television Incorporated	USA	80.58%
New World Television Productions, Inc.	USA	80.58%
New World Television Programming	USA	80.58%
New World Video	USA	80.58%
New World/Genesis Distribution	USA	80.58%
News Broadcasting Japan KK	USA	80.58%
News From The Edge Productions Ltd.	USA	80.58%
News From The Edge, Inc.	USA	80.58%
News Germany Holding GmbH	USA	80.58%
News Preferred Finance, Inc.	USA	80.58%
NF Productions, Inc.	USA	80.58%
Norcal Communications, Inc.	USA	80.58%
Northgate Productions, Inc.	USA	80.58%
NW Communications of Austin, Inc.	USA	80.58%
NW Communications of Phoenix, Inc.	USA	80.58%
NW Communications of San Diego, Inc.	USA	80.58%
NW Communications of Texas, Inc.	Japan	80.00%
NW Management Incorporated	Canada	80.58%
NW Programs Incorporated	USA	80.58%
NWC Acquisition Corporation	Germany	80.58%
NWC Holdings Corporation	USA	80.58%
NWC Intermediate Holdings Corporation	USA	80.58%
NWC Management Corporation	USA	80.58%
NWC Sub I Holdings Corporation	USA	80.58%
NWC Sub II Holdings Corporation	USA	80.58%
NWCG Holdings Corporation	USA	80.58%
NWE Holdings Corporation	USA	80.58%
NWE Sub I Incorporated	USA	80.58%
NWTV Intermediate Holdings Corporation	USA	80.58%
O/Y Fox Film A/B	Finland	80.58%
Oregon Television, Inc.	USA	80.58%
P&T Productions, Inc.	USA	80.58%
Panoramic Productions, Inc.	USA	80.58%
Pico Films, Inc.	USA	80.58%
Pinelands Broadcasting, Inc.	USA	80.58%
Pinelands, Inc.	USA	80.58%
President Video Limited	UK	80.58%
Prime Network LLC	USA	52.04%
Prime Time Media, Inc.	USA	80.58%
Rags Productions, Inc.	USA	80.58%
Ray Tracing Films, Inc.	USA	80.58%
Redemption Productions, Inc.	USA	80.58%
Redweed Productions, LLC	USA	80.58%
REI Datacast, Inc.	USA	80.58%
Rewind Music, Inc.	USA	80.58%
Rubicon Enterprises, Inc.	USA	80.58%
Say It Isn’t So Productions, Inc.	USA	80.58%
SC Productions, Inc.	USA	80.58%
Schrodinger’s Cat Productions, Inc.	USA	80.58%
SCI Sub 1 Incorporated	USA	80.58%
SCI Subsidiary Corporation	USA	80.58%
SCPI, Inc.	USA	80.58%
Servicios BST, S.A. de C.V.	Mexico	80.58%
Seven Seas Ventures II, Inc.	USA	80.58%
Shadow Productions, Ltd.	UK	80.58%
Shadow Walkers Productions Ltd.	Canada	80.58%
Shoot the Horse Productions, Inc.	USA	80.58%
Sin Eater Productions, Inc.	USA	80.58%
Small Cages Productions, Inc.	USA	80.58%
SOB Productions, Inc.	USA	80.58%

EXHIBIT 8

Company	Country of Incorporation	Percent Ownership
Speed Channel, Inc.	USA	80.58%
Sports Geniuses, Inc.	USA	80.58%
Sports Holding, Inc.	USA	80.58%
Sports One, LLC	USA	80.58%
SportSouth Holdings, LLC	USA	60.06%
Springwood Productions, Inc.	USA	80.58%
Sprocket Music, Inc.	USA	80.58%
STF Productions, Inc.	USA	80.58%
Strange Universe Productions, Inc.	USA	80.58%
Strange World Productions, Inc.	USA	80.58%
Strike-A-Match Productions, Inc.	USA	80.58%
Studios De La Playa, S.A. de C.V.	Mexico	80.58%
Sunshine Network	USA	75.48%
Sunshine Network, Inc.	USA	70.57%
Sunshine Network of Florida, Ltd	USA	70.57%
TCF Canadian TV Enterprises, Inc.	USA	80.58%
TCF Digital Holdings, Inc.	USA	80.58%
TCF Distributing, Inc.	USA	80.58%
TCF Eastern Europe, Inc.	USA	80.58%
TCF Harsh Realm Productions, Inc.	USA	80.58%
TCF Hungary Film Rights Exploitation, Limited Liability Company	Hungary	80.58%
TCF Music Publishing, Inc.	Hungary	80.58%
TCF Speed II Productions, Inc.	USA	80.58%
TCFTV Canadian Productions, Inc.	USA	80.58%
TCFTV Canadian Services, Inc.	USA	80.58%
TCFTV CanPro II, Inc.	USA	80.58%
TCFTV CanPro III Ltd.	Canada	80.58%
TCFTV CanPro, Inc.	Canada	80.58%
TCFTV US Prodco #1, Inc.	USA	80.58%
TCFTV US Prodco #2, Inc.	USA	80.58%
TCFTV US Prodco #3, Inc.	USA	80.58%
TCFTV US Prodco #4, Inc.	USA	80.58%
TCFTV US Prodco #5, Inc.	USA	80.58%
TCFTV US Prodco #6, Inc.	USA	80.58%
TCFTV US Prodco #7, Inc.	USA	80.58%
TCFTV US Prodco #8, Inc.	USA	80.58%
TCFTV US Prodco #9, Inc.	USA	80.58%
TCFTV US Prodco #10, Inc.	USA	80.58%
TCFTV Van II Services Ltd.	USA	80.58%
TCFTV Van Services Ltd.	Canada	80.58%
TCFTV Worldwide Productions, Inc.	Canada	80.58%
The Barn Productions, Inc.	USA	80.58%
The Colony Productions, Inc.	USA	80.58%
The Fox Interactive Store, Inc.	USA	80.58%
The Fox Store, Inc.	USA	80.58%
The Greenblatt Janollari Studio, Inc.	USA	80.58%
The Test Productions, Inc.	USA	80.58%
Tomorrow Films Ltd.	USA	80.58%
Transient Films, Inc.	Canada	80.58%
Trash Productions, Inc.	USA	80.58%
TVF II Productions, Inc.	USA	80.58%
TVF Productions, Inc.	USA	80.58%
TVM Productions, Inc.	USA	80.58%
TVT License, Inc.	USA	80.58%
Twelve Mile Road Productions Ltd.	USA	80.58%
Twelve Mile Road Productions, Inc.	Canada	80.58%
Twentieth Century Fox A/O	Russia	80.58%
Twentieth Century Fox Canada Limited	Canada	80.58%
Twentieth Century Fox Chile, Inc.	USA	80.58%
Twentieth Century Fox Distributing Corporation	USA	80.58%
Twentieth Century Fox Film (East) Private Limited	Singapore	80.58%
Twentieth Century Fox Film (Malaya) Sendirian Berhad	Malaysia	80.58%
Twentieth Century Fox Film Belge S.A.	Belgium	80.58%
Twentieth Century Fox Film Company (Export) Limited	UK	80.58%
Twentieth Century Fox Film Company Limited	UK	80.58%

EXHIBIT 8

Company	Country of Incorporation	Percent Ownership
Twentieth Century Fox Film Company Services Limited	UK	80.58%
Twentieth Century Fox Film Corporation	USA	80.58%
Twentieth Century Fox Film Corporation (Australia) Pty.Limited	Aust	80.58%
Twentieth Century Fox Film Corporation Societe D’Exploitation Pour La Suisse	Switzerland	80.58%
Twentieth Century Fox Film de Mexico, S.A.	Mexico	80.58%
Twentieth Century Fox Film Netherlands B.V.	Netherlands	80.58%
Twentieth Century Fox Films S.A.	Panama	80.58%
Twentieth Century Fox France, Inc.	USA	80.58%
Twentieth Century Fox Home Entertainment AB	Sweden	80.58%
Twentieth Century Fox Home Entertainment Australia Pty. Limited	Aust	80.58%
Twentieth Century Fox Home Entertainment B.V.	Netherlands	80.58%
Twentieth Century Fox Home Entertainment Canada Limited	Canada	80.58%
Twentieth Century Fox Home Entertainment de Mexico S.A. de C.V.	Mexico	80.58%
Twentieth Century Fox Home Entertainment Espana S.A.	Spain	80.58%
Twentieth Century Fox Home Entertainment France S.A.	France	80.58%
Twentieth Century Fox Home Entertainment Germany GmbH	Germany	80.58%
Twentieth Century Fox Home Entertainment Italia S.r.l.	Italy	80.58%
Twentieth Century Fox Home Entertainment Japan KK	Japan	80.58%
Twentieth Century Fox Home Entertainment Korea	Korea	80.58%
Twentieth Century Fox Home Entertainment Australia Pty. Limited	Russia	80.58%
Twentieth Century Fox Home Entertainment B.V.	Canada	80.58%
Twentieth Century Fox Home Entertainment Canada Limited	USA	80.58%
Twentieth Century Fox Home Entertainment de Mexico S.A. de C.V.	USA	80.58%
Twentieth Century Fox Home Entertainment Espana S.A.	Singapore	80.58%
Twentieth Century Fox Home Entertainment France S.A.	Malaysia	80.58%
Twentieth Century Fox Home Entertainment Germany GmbH	Belgium	80.58%
Twentieth Century Fox Home Entertainment Italia S.r.l.	UK	80.58%
Twentieth Century Fox Home Entertainment Japan KK	UK	80.58%
Twentieth Century Fox Home Entertainment Korea	UK	80.58%
Twentieth Century Fox Home Entertainment Latin America, Inc.	Islands	80.58%
Twentieth Century Fox Home Entertainment Limited	UK	80.58%
Twentieth Century Fox Home Entertainment Middle East, Inc.	USA	80.58%
Twentieth Century Fox Home Entertainment South Pacific Pty. Limited	Aust	80.58%
Twentieth Century Fox Home Entertainment,	USA	80.58%
Twentieth Century Fox Hong Kong, Inc.	USA	80.58%
Twentieth Century Fox Import Corporation	USA	80.58%
Twentieth Century Fox, Inc., U.S.A.	USA	80.58%
Twentieth Century Fox India, Inc.	USA	80.58%
Twentieth Century Fox Inter-America,	USA	80.58%
Twentieth Century Fox International Corporation	USA	80.58%
Twentieth Century Fox International Limited	UK	80.58%
Twentieth Century Fox International Telecommunications Distribution, Inc.	USA	80.58%
Twentieth Century Fox International Television Distribution, Inc.	USA	80.58%
Twentieth Century Fox International Television, Inc.	USA	80.58%
Twentieth Century Fox International Theatrical Distribution, Inc.	USA	80.58%
Twentieth Century Fox Japan, Inc.	USA	80.58%

EXHIBIT 8

Company	Country of Incorporation	Percent Ownership
Twentieth Century Fox Italy S.p.A., Inc.	Italy	80.58%
Twentieth Century Fox Italy S.p.A., Inc.	USA	80.58%
Twentieth Century Fox Korea, Inc.	Korea	80.58%
Twentieth Century Fox Latin America Theatrical, Inc.	Cayman Islands	80.58%
Twentieth Century Fox Licensing & Merchandising Limited	UK	80.58%
Twentieth Century Fox Merchandise Store,	USA	80.58%
Twentieth Century Fox Norway A.S.	Norway	80.58%
Twentieth Century Fox of Germany GmbH	Germany	80.58%
Twentieth Century Fox Pakistan, Inc.	USA	80.58%
Twentieth Century Fox Pay Television (Australia) Pty. Limited	Aust	80.58%
Twentieth Century Fox Peruana S.A.	Peru	80.58%
Twentieth Century Fox Philippines, Inc.	Philippines	80.58%
Twentieth Century Fox Productions Limited	UK	80.58%
Twentieth Century Fox Puerto Rico, Inc.	Rico	80.58%
Twentieth Century Fox Studio Club	USA	80.58%
Twentieth Century Fox Telecommunications International, Inc.	USA	80.58%
Twentieth Century Fox Television Limited	UK	80.58%
Twentieth Century Fox Thailand, Inc.	USA	80.58%
Twentieth Century Fox Titanic Productions, Inc.	USA	80.58%
Twentieth Century Fox Trinidad Limited	Trinidad	80.58%
Twentieth Century Fox Worldwide Productions, Inc.	USA	80.58%
Twentieth Century Fox, Sweden Aktiebolaget	Sweden	80.58%
Twentieth Television, Inc.	USA	80.58%
Twenty-First Century Film Corporation	USA	80.58%
Twenty-First Century Fox Corporation	USA	80.58%
Twenty-First Century Fox Film Company Limited	UK	80.58%
Twenty-First Century Fox Film Distributors Pty. Limited	Aust	80.58%
Twenty-First Century Fox Italy S.r.l.	Italy	80.58%
Twenty-First Century Fox Mexico, S.A. de C.V.	Mexico	80.58%
Twenty-First Century Fox Productions, Inc.	USA	80.58%
Twenty-First Century Fox Varieties, Inc.	USA	80.58%
TX Productions, Inc.	USA	80.58%
UEG Productions, Inc.	USA	80.58%
United Entertainment Group, Inc.	USA	80.58%
United Television Sales, Inc.	USA	80.58%
USLaws, Inc.	USA	80.58%
UTV of Baltimore, Inc.	USA	80.58%
UTV of Orlando, Inc.	USA	80.58%
UTV of San Francisco, Inc.	USA	80.58%
Van Ness Films, Inc.	USA	80.58%
Venue Merchandising, Inc.	USA	76.55%
Very Imaginative Pictures, Inc.	USA	80.58%
WAGA License, Inc.	USA	80.58%
WBRC and WGHP Holdings Corporation	USA	80.58%
WBRC and WGHP Television Corporation	USA	80.58%
WBRC License, Inc.	USA	80.58%
WDAF License, Inc.	USA	80.58%
WDAF Television, Inc.	USA	80.58%
Wedron Silica Company	USA	80.58%
Welcome Productions Ltd.	Canada	80.58%
West End Circle Studios, Inc.	USA	80.58%
Westgate Productions, Inc.	USA	80.58%
WFXT, Inc.	USA	80.58%
WGHP License, Inc.	USA	80.58%
WITI License, Inc.	USA	80.58%
WJBK License, Inc.	USA	80.58%
WJW License, Inc.	USA	80.58%
Wolg Productions, Inc.	USA	80.58%
World War III Productions Ltd.	Canada	80.58%
World War III Productions, Inc.	USA	80.58%
WWOR-TV, Inc.	USA	80.58%
X-F Productions, Inc.	USA	80.58%
XM2 Productions, Inc.	USA	80.58%

EXHIBIT 8

Company	Country of Incorporation	Percent Ownership
NDS GROUP plc.	UK	77.80%
Digi Media Vision Limited	UK	77.80%
Fancy A Flutter Limited	UK	62.24%
NDS Americas, Inc.	USA	77.80%
NDS Asia Pacific Limited (Hong Kong & Korea Branches)	HK	77.80%
NDS Asia Pacific Pty. Limited	Aust	77.80%
NDS Beijing Information Technology Co	China	77.80%
NDS Limited (India Branch)	UK	77.80%
NDS Marketing Israel Limited **	Israel	77.80%
NDS Technologies Israel Limited **	Israel	77.80%
News Datacom Limited	UK	77.80%
OpenBet Software Limited	UK	77.80%
Orbis Technology Limited	UK	77.80%
Visionik A/S	Denmark	77.80%

* These entities are consolidated as the Group has 61.4% voting rights.

** Companies of which firms other than Ernst & Young or its affiliates have acted as auditors.

*** These entities are consolidated as the Group has a majority of Board seats.

BVI represents British Virgin Islands.

USVI represents United States Virgin Islands.

UAE represents United Arab Emirates

PNG represents Papua New Guinea